SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 27, 2004


                            Daleen Technologies, Inc.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                  0-27491                65-0944514
   ----------------------------    ---------------      -------------------
   (State or other jurisdiction     (Commission            (IRS Employer
        of incorporation)           File Number)        Identification No.)


     902 Clint Moore Road, Suite 230, Boca Raton, Florida        33487
     -----------------------------------------------------     ----------
           (Address of principal executive offices)            (Zip code)


       Registrant's telephone number, including area code: (561) 999-8000

Item 5.  Other Events.

     On January 28, 2004, Daleen Technologies, Inc. (the "Company") announced that on January 27, 2004, the Board of Directors of the Company unanimously approved a 1-for-500 reverse stock split (the "Reverse Split") of the Common Stock, par value $.01 per share, of the Company, to be submitted for stockholder approval. The Board of Directors of the Company will retain discretion whether or not to implement the Reverse Split for up to 90 days following the date of stockholder approval. The Company has filed a preliminary proxy statement on
Schedule 14A and Schedule 13E-3 with the Securities and Exchange Commission related to the Reverse Split. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits

     Exhibit
     Number           Description
     -------          -----------

       99.1           Press Release dated January 28, 2004

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               DALEEN TECHNOLOGIES, INC.


                                               By: /s/ Jeanne Prayther
                                                   -------------------------
                                                   Jeanne Prayther
                                                   Chief Financial Officer

Dated:  January 28, 2004